UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 27, 2009

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9825 Spectrum Drive, Building 3
Austin, Texas 78717

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K of HealthTronics, Inc. (the “Company”) dated July 27, 2009 as previously filed with the Securities and Exchange Commission on July 31, 2009 to provide under Item 9.01, “Financial Statements and Exhibits”, the financial statements and pro forma financial information required to be filed in connection with the acquisition (the “Acquisition”) of Endocare, Inc. (“Endocare”) by the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The report of Ernst & Young LLP dated March 6, 2009 and Endocare’s consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2008, the notes and the financial statement schedule related to the foregoing are incorporated herein by reference to Item 15(a) of Endocare’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 30, 2009.

Endocare’s unaudited consolidated balance sheet as of June 30, 2009, the related unaudited consolidated statements of operations for the six months ended June 30, 2009 and 2008 and the related unaudited consolidated statements of cash flows for the six months ended June 30, 2009 and 2008 and the notes related to the foregoing are incorporated herein by reference to Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The Company’s pro forma condensed balance sheet, statements of income and accompanying notes are incorporated herein by reference to Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

99.1	Endocare’s consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2008, the notes and financial statement schedule related to the foregoing (incorporated by reference to Item 15(a) of Endocare’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 30, 2009).

99.2	Endocare’s unaudited consolidated balance sheet as of June 30, 2009, the related unaudited consolidated statements of operations for the six months ended June 30, 2009 and 2008, the related unaudited consolidated statements of cash flows for the six months ended June 30, 2009 and 2008 and the notes related to the foregoing.

99.3	The Company’s pro forma condensed balance sheet, statements of income and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: October 9, 2009	By:	/s/ Richard A. Rusk

	Name: Title:	Richard Rusk Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

99.1	Endocare’s consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2008, the notes and the financial statement schedule related to the foregoing (incorporated by reference to Item 15(a) of Endocare’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 30, 2009).

99.2	Endocare’s unaudited consolidated balance sheet as of June 30, 2009, the related unaudited consolidated statements of operations for the six months ended June 30, 2009 and 2008, the related unaudited consolidated statements of cash flows for the six months ended June 30, 2009 and 2008 and the notes related to the foregoing.

99.3	The Company’s pro forma condensed balance sheet, statements of income and accompanying notes.